Nuveen Churchill Direct Lending Corp. Quarter Ended September 30, 2022 16 November 2022

2Nuveen Churchill Direct Lending Corp. Disclaimer This presentation is for informational purposes only. It does not convey an offer of any type and is not intended to be, and should not be construed as, an offer to sell, or the solicitation of an offer to buy, any securities of Nuveen Churchill Direct Lending Corp. (the “Company,” “NCDLC,” “we,” “us” or “our”). Any such offering can be made only at the time a qualified offeree receives a confidential private placement memorandum and other operative documents which contain significant details with respect to risks and should be carefully read. In addition, the information in this presentation is qualified in its entirety by reference to all of the information in the Company’s confidential private placement memorandum and the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including without limitation, the risk factors. Nothing in this presentation constitutes investment advice. The Company’s securities have not been registered under the Securities Act of 1933 or listed on any securities exchange. You or your clients may lose money by investing in the Company. The Company is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Company will achieve its investment objectives. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Prospective investors should also seek advice from their own independent tax, accounting, financial, investment and legal advisors to properly assess the merits and risks associated with an investment in the Company in light of their own financial condition and other circumstances. These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Company’s confidential private placement memorandum and public filings with the SEC. An investment in the Company is speculative and involves a high degree of risk. There can be no guarantee that the Company’s investment objective will be achieved. The Company may engage in other investment practices that may increase the risk of investment loss. An investor could lose all or substantially all of his, her or its investment. The Company may not provide periodic valuation information to investors, and there may be delays in distributing important tax information. The Company’s fees and expenses may be considered high and, as a result, such fees and expenses may offset the Company’s profits. For a summary of certain of these and other risks, please see the Company’s confidential private placement memorandum and public filings with the SEC. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. This presentation contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward- looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that are outlined in the Company’s confidential private placement memorandum and public filings with the SEC, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. The Company is providing the information as of this date (unless otherwise specified) and assumes no obligations to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Additionally, our actual results and financial condition may differ materially as a result of the continued impact of the novel coronavirus (“COVID-19”) pandemic, including without limitation: the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; the effect of the COVID-19 pandemic on our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives; and the effect of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business (including on our ability to source and close new investment opportunities) and on the availability of equity and debt capital and our use of borrowed money to finance a portion of our investments. All capitalized terms in the presentation have the same definitions as the Company’s 10-Q for the quarter ended September 30, 2022.

3Nuveen Churchill Direct Lending Corp. • Closed and/or committed to $4.6 billion in nearly 120 distinct transactions across the platform during 3Q (35% year-over-year increase); LTM annual investment pace reached a record over $14 billion • Senior lending strategy comprised nearly 70% of quarterly originations ◦ Senior and total net leverage on new deals decreased to 4.0x and 4.9x, respectively, with all-in yields increasing 200bps to 9.9% due to rising interest rates, increasing base rates and market dynamics • Through the current market uncertainty, we continue to focus on industry-leading businesses with strong and stable cash flows that are less capital-intensive including industries such as technology, business services and healthcare Overview Market Update Churchill Platform • Total sponsored middle market volume reached $44 billion in 3Q 20221 • Ratio of direct lending sponsored middle market volume to syndicated volume reached a record 4.1x in 3Q 2022 compared to the prior high of 3.3x in 4Q 20211 • Direct lenders continue to gain market share from the public credit market as direct lenders of scale continue to offer private equity sponsors certainty, speed of execution and confidentiality ◦ Syndicated lending volume dropped 47% quarter-over-quarter while direct lending was up 17%1 • First lien middle market senior loans’ average all-in-yields increased more than 130bps quarter-over- quarter to 9.5% for sponsored deals1 • Both the technology and healthcare sectors led sponsored middle market volume this quarter1 • Continued focus on the impact of inflation, labor shortages, supply chain issues and rising interest rates in existing portfolios and in new deals ◦ Deals coming to market are generally higher quality businesses whose operating models arm them to more successfully battle supply-chain issues, rising interest rates and inflation

4Nuveen Churchill Direct Lending Corp. Investment Activity Performance Liquidity 3Q22 Highlights $146M Investment Volume2 10.1% Average Investment Yield6 20 Investments $7.3M Avg. Investment Size Well-positioned with ample liquidity to support portfolio growth • Liquidity: $713M4 ◦ Uncalled shareholder commitments: $420M ◦ Financing Facilities’ availability: $293M5 Robust investment pipeline and strong momentum in 3Q • Closed $146M in new investment activity • Portfolio is highly diversified by company, sponsor, and industry Continued increase in dividend yield to shareholders • $0.47 dividend per share (10.1%3 dividend yield) • Declared dividend of $11.9M (22% increase from 2Q22) • NAV per share (as of 09/30/22): $18.54

5Nuveen Churchill Direct Lending Corp. V ol u m e ($ M il li on s) Sp read / C ou p on (% ) Investment Activity (QoQ) $214M $61M $218M $146M 5.3% 5.5% 5.3% 5.8% 11.0% 10.5% 10.4% 11.6% 6.2% 6.5% 7.4% 9.4% Volume ($ Millions) Spread (%) Coupon (%) Interest rate on floating rate investments (%) 12/31/21 03/31/22 06/30/22 09/30/22 $0M $100M $200M $300M $400M $500M $600M $700M —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% • Closed 14 new portfolio investments and 6 add-ons totaling $146M2 • 5.8%7 average spread of new floating rate investments • 11.6%8 average coupon of new fixed rate investments 3Q22 Investment activity 28 Investments 20 Investments 32 Investments 14 Investments 9 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

6Nuveen Churchill Direct Lending Corp. Services: Business High Tech Industries Healthcare & Pharmaceuticals Beverage, Food & Tobacco Automotive Banking, Finance, Insurance, Real Estate Consumer Goods: Non-durable Telecommunications Capital Equipment Containers, Packaging & Glass Others (13) First Lien Term Loan (including DDTLs) Subordinated Debt Equity Portfolio overview Average Asset Yield11 9.8% Average Position Size12 Key Portfolio Statistics <1% 21.9% 9.9% 9.1% 6.8% 6.6% 4.5% 4.4% 4.4% 4.2% 4.1% 24.1% 87.9% 10.5% 1.5% 1488% First Lien Portfolio composition by investment type13 Portfolio diversification by Moody’s Industry Investment Portfolio at Fair Value10 $1.1B Portfolio Companies 135 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

7Nuveen Churchill Direct Lending Corp. Capital summary Equity (54% called) $905M committed $485M called $420M uncalled Debt (69% drawn) $967M committed15 $664M drawn $293M available5 Overall (61% drawn) $713M liquidity4 + $1.87B committed $1.15B drawn = • $713M4 of liquidity through uncalled shareholder commitments and Financing Facilities • Asset Coverage Ratio of 171% (debt-to-equity ratio of 1.40x) + = + = PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

8Nuveen Churchill Direct Lending Corp. • The Company has one Subscription Facility, two Financing Facilities and one Collateralized Loan Obligation in place ◦ SMBC Subscription Facility maturity extended to 2023, and the pricing benchmark changed from LIBOR to SOFR Financing overview Financing Facilities Amount ($Ms) Drawn ($Ms) Pricing Maturity NCDLC CLO-I $342.0 $342.0 S + 2.01%16 (no SOFR floor) April 20, 2034 SMBC Financing Facility $300.0 $227.1 S + 2.15% (no SOFR floor) November 24, 2025 Wells Fargo Financing Facility $275.0 $78.8 S + 2.20% (no SOFR floor) March 31, 2027 SMBC Subscription Facility $50.0 $16.3 S + 1.75% (no SOFR floor) September 8, 2023 Total $967.0 $664.2 Three Months Ended A ve ra ge I n te re st R at e (% ) A verage D aily B orrow in g ($ M s) Financing Activities (QoQ) $370 $422 $514 $614 2.9% 2.7% 3.0% 4.5% Average Daily Borrowing ($Ms) Average Interest Rate 12/31/21 03/31/22 06/30/22 09/30/22 —% 1.0% 2.0% 3.0% 4.0% 5.0% $— $250 $500 $750 $1,000 $1,250 17 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

9Nuveen Churchill Direct Lending Corp. • 1.2% quarter-over-quarter decline in NAV per share as a result of valuation decreases due to overall market spread widening Net Asset Value $18.76 $0.51 -$0.47 -$0.27 $0.01 $18.54 NAV (6/30/22) Net investment income Shareholder distributions from income Net realized and unrealized gain (loss) Other NAV (9/30/22) 19 18 20 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!! 18

10Nuveen Churchill Direct Lending Corp. Internal risk rating Portfolio risk ratings ($ thousands) September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio 1 — — — — — — — — 2 — — — — — — — — 3 10,758 1.0 10,915 1.1 3,389 0.4 — — 4 1,002,727 90.9 876,351 89.6 748,449 90.4 727,316 94.0 5 46,431 4.2 53,630 5.5 53,268 6.4 36,719 4.8 6 31,205 2.8 36,813 3.8 23,182 2.8 8,978 1.2 7 11,943 1.1 — — — — — — 8 — — — — — — — — 9 — — — — — — — — 10 — — — — — — — — Total 1,103,064 100.0 977,709 100.0 828,288 100.0 773,013 100.0 Rating Definition Rating Definition 1 Performing – Superior 6 Watch List – Low Maintenance 2 Performing – High 7 Watch List – Medium Maintenance 3 Performing – Low Risk 8 Watch List – High Maintenance 4 Performing – Stable Risk (Initial Rating Assigned at Origination) 9 Watch List – Possible Loss 5 Performing – Management Notice 10 Watch List – Probable Loss • Weighted average rating remains unchanged at 4.1 • No interest and/or principal defaults since inception • No investments on non-accrual

11Nuveen Churchill Direct Lending Corp. Dividend history As of Record Date D iv id en d p er S h ar e ($ ) D ivid en d D istribu tion s ($ T h ou san d s) $7,640 $8,552 $9,757 $11,933$0.40 $0.41 $0.43 $0.47 19.29 20.86 22.69 25.39 Distributions ($ Thousands) Dividend per Share ($) Shares Outstanding (Millions) 12/29/21 03/31/22 06/30/22 09/28/22 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $— $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 • Total dividend distributions and dividend per share have increased as the portfolio has grown • The Company distributed $11.9 million or $0.47 per share (10.1%3 dividend yield) for the quarter ended on September 30, 2022 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

12Nuveen Churchill Direct Lending Corp. Dividend distribution activity Date Declared Record Date Payment Date Dividend per Share September 28, 2022 September 28, 2022 October 11, 2022 $0.47 June 30, 2022 June 30, 2022 July 12, 2022 $0.43 March 30, 2022 March 31, 2022 April 12, 2022 $0.41 December 29, 2021 December 29, 2021 January 18, 2022 $0.40 September 29, 2021 September 29, 2021 October 11, 2021 $0.38 June 29, 2021 June 29, 2021 July 12, 2021 $0.31 March 29, 2021 March 29, 2021 April 19, 2021 $0.30 December 29, 2020 December 29, 2020 January 18, 2021 $0.28 November 4, 2020 November 4, 2020 November 11, 2020 $0.23 August 4, 2020 August 4, 2020 August 11, 2020 $0.28 April 16, 2020 April 16, 2020 April 21, 2020 $0.17

13Nuveen Churchill Direct Lending Corp. Share issuance activity Issuance Date Share Issuance Aggregate Offering Price Issuance Price per Share August 1, 2022 2,652,775 $50,081,849 $18.88 April 25, 2022 1,800,426 $34,963,980 $19.42 January 21, 2022 1,541,568 $30,000,000 $19.46 December 9, 2021 1,491,676 $29,207,475 $19.58 November 1, 2021 1,546,427 $30,000,000 $19.40 August 23, 2021 2,593,357 $50,000,000 $19.28 July 26, 2021 1,564,928 $30,000,000 $19.17 June 22, 2021 1,034,668 $20,000,000 $19.33 April 23, 2021 1,845,984 $35,000,000 $18.96 March 11, 2021 785,751 $15,000,000 $19.09 November 6, 2020 1,870,660 $35,000,000 $18.71 October 16, 2020 1,057,641 $20,000,000 $18.91 August 6, 2020 1,105,425 $20,000,000 $18.09 May 7, 2020 1,069,522 $20,000,000 $18.70 December 31, 2019 3,310,540 $66,210,800 $20.00 December 19, 2019 50 $1,000 $20.00 • As of September 30, 2022, the Company had 25,389,260 shares outstanding

14Nuveen Churchill Direct Lending Corp. Company website churchillam.com/NCDL Investor Relations NCDL-IR@churchillam.com Contact us

15Nuveen Churchill Direct Lending Corp. Note: All information is as of September 30, 2022, unless otherwise noted. Numbers may not sum due to rounding. 1. Source: Refinitiv 3Q22 Private Deals Analysis. 2. Reflects the par amount of total new investment activity for the three months ended September 30, 2022. Investment Activity does not include draws on existing Delayed Draw Term Loans and partial paydowns. 3. Annualized dividend yield is the annualized total quarterly dividend per share divided by NAV per share as of September 30, 2022. 4. Represents the sum of uncalled shareholder commitments of $420M and Financing Facilities availability of $293M. 5. Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios. 6. Represents the weighted average spread plus the greater of 3-Month base rate, or base rate floor, if applicable, plus amortization of OID over 3-year assumed loan life. 3-Month SOFR as of September 30, 2022 was 3.59%. 7. Average Spread is calculated based off of par amount. 8. Average Coupon is calculated based off of par amount. Average coupon includes 90% cash coupon and 10% PIK. 9. Interest rate utilizes the floating rate investment spread plus the greater of 3-Month base rate, or base rate floor, if applicable for each respective transaction (LIBOR as of December 31, 2021 was 0.21%; LIBOR as of March 31, 2022 was 0.96%; SOFR as of March 31, 2022 was 0.68%; SOFR as of June 30, 2022 was 2.12%; SOFR as of September 30, 2022 was 3.59%). 10. Represents total investment portfolio at Fair Value. Total par value of debt investment commitments is $1,262M which includes approximately $90M of unfunded delayed draw term loan commitments. 11. Weighted average yield on debt and income producing investments, at fair value. The weighted average yield of the Company’s debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount, but excluding investments on non-accrual status, if any. 12. Average Position Size (at fair value) is calculated as a percentage of Committed Capital. Committed Capital includes Equity Commitment of $905M as of September 30, 2022 and $967M from Financing Facilities. 13. Investment Type reflects classification at issuance. 14. 41% of first lien term loans are unitranche positions. 15. Represents current Financing Facilities amount. Endnotes

16Nuveen Churchill Direct Lending Corp. Endnotes Note: All information is as of September 30, 2022, unless otherwise noted. Numbers may not sum due to rounding. 16. Interest rates represent the weighted average spread over 3-month SOFR for the various floating rate tranches of issued notes within the CLO. The weighted average interest rate for the CLO excludes tranches with a fixed interest rate. 17. Average Interest Rate includes borrowing interest expense and unused fees. 18. The per share data was derived by using the weighted average shares outstanding during the period. 19. The per share data for distributions reflects the actual amount of distributions declared during the period. 20. Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.